UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2023

Mural Oncology plc

(Exact name of Registrant as Specified in Its Charter)

Ireland	001-41837	98-1748617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353-1-905-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.01	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2023, the U.S. Securities and Exchange Commission (“SEC”) declared effective the Registration Statement on Form 10 of Mural Oncology plc (the “Company”), initially filed on October 10, 2023 (as amended, the “Form 10”). Upon the effectiveness of the Form 10, the Company’s board of directors (the “Board”) increased the size of the Board to five directors and appointed Susan Altschuller, Ph.D., MBA, Francis Cuss, M.B., B.Chir., FRCP, Benjamin Hickey, MBA and Scott Jackson, MBA (collectively, the “New Directors”) to fill the resulting vacancies. The Board determined that each of the New Directors is independent under the listing standards of The Nasdaq Stock Market (“Nasdaq”). Following these appointments, the Board consists of Caroline Loew, Ph.D., Dr. Altschuller, Dr. Cuss, Mr. Hickey and Mr. Jackson. Additionally, upon the effectiveness of the Form 10, Mr. Jackson was appointed as the chair of the Board.

Upon the effectiveness of the Form 10, the committees of the Board and the members and chairs of such committees appointed were as follows:

•	Audit Committee – Dr. Altschuller (Chair), Dr. Cuss and Mr. Jackson

•	Compensation Committee – Dr. Cuss (Chair), Mr. Jackson and Mr. Hickey

•	Nominating and Corporate Governance Committee – Mr. Hickey (Chair) and Dr. Altschuller

The Board has determined that each of the New Directors meets the requirements for independence for their respective committee positions under the applicable listing standards of Nasdaq and the Securities Exchange Act of 1934, as amended. The Board has also determined that Dr. Altschuller qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K.

There is no arrangement or understanding between each of Dr. Altschuller, Dr. Cuss, Mr. Hickey and Mr. Jackson and any other person pursuant to which he or she was selected as a director. None of Dr. Altschuller, Dr. Cuss, Mr. Hickey and Mr. Jackson is, or has been, a participant in any transaction involving the Company, nor is a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, each of the New Directors will enter into indemnification agreements with the Company and its subsidiary, Mural Oncology, Inc., consistent with the deed of indemnification and form of indemnification agreement for directors, respectively, as filed with the Company’s Form 10.

Item 8.01	Other Events

In connection with the planned separation of the Company from Alkermes plc (“Alkermes”) into two independent, publicly traded companies, November 6, 2023 has been set as the record date for the distribution of ordinary shares of the Company to the Alkermes shareholders in order to effect the separation. Each shareholder of record as of the close of business on November 6, 2023 will receive, on the distribution date, one ordinary share of the Company for every ten ordinary shares of Alkermes held. The distribution of the Company’s ordinary shares to the Alkermes shareholders is expected to occur on or about November 15, 2023. Following the separation, the Alkermes shareholders will also receive cash in lieu of any fractional ordinary shares of the Company that those holders would have received after application of the above ratio.

On October 31, 2023, the Company’s Registration Statement on Form 10, as amended (the “Form 10”), was declared effective by the SEC. The completion of the separation is subject to certain conditions described in the Form 10, including those conditions set forth in the Separation Agreement to be entered into between the Company and Alkermes, the form of which is filed as an exhibit to the Form 10. No action is required by the Alkermes shareholders in order to receive the ordinary shares of the Company in the distribution.

A limited “when issued” public trading market for the Company’s ordinary shares and a limited “ex-distribution” public trading market for Alkermes’ ordinary shares are expected to commence prior to the distribution date under the stock ticker symbols “MURAV” and “ALKSV”, respectively, and to continue up to and including the distribution date. A description of these expected trading markets is included in the Form 10. Following the separation, the Company’s ordinary shares are expected to trade on the Nasdaq Global Market under the stock ticker symbol “MURA” and Alkermes’ ordinary shares will continue to trade on the Nasdaq Global Select Market under the stock ticker symbol “ALKS.”

Certain statements set forth in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding the Company’s expectations related to the completion, structure, timing and terms of the planned separation from Alkermes, the distribution of the Company’s ordinary shares, and the anticipated markets for the ordinary shares of the Company and Alkermes. Investors are cautioned that forward-looking statements are inherently subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement, including, among others, the ability to effect the planned separation and to meet the conditions related thereto; the ability of the Company to succeed as a standalone publicly traded company; potential uncertainty during the pendency of the separation that could affect the Company’s performance; the possibility that the planned separation will not be completed within the anticipated time period or at all; the possibility that the separation will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes or unanticipated costs, in connection with the planned separation; uncertainty of the expected financial performance of the separated Company following completion of the separation; changes in general economic and/or industry specific conditions; actions by third parties, including government agencies; and other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including its Form 10 and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mural Oncology plc

Dated: October 31, 2023	By:	/s/ Caroline Loew
	Name:	Caroline Loew, Ph.D.
	Title:	Director and Secretary